UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-38067	98-1489389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 More London Riverside

London SE1 2RE

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Stock Market LLC (Nasdaq Global Market)

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2023, Verona Pharma plc (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “AGM”), at which the Company’s shareholders approved the Verona Pharma plc Second Amended and Restated 2017 Incentive Award Plan (the “Second A&R Plan”), to, among other things, increase the number of ordinary shares reserved for issuance under the Company’s existing 2017 Incentive Award Plan, as it has been amended and/or restated (the “Existing Plan”), by 24,000,000 shares to a total of 140,605,742 shares and increase the number of shares that may become issuable under the annual “evergreen” feature of the Existing Plan to 4% (increased from 1.5%) of the number of shares in issue on the final day of the immediately preceding calendar year, which had been previously approved by the Company’s Board of Directors subject to shareholder approval. The Second A&R Plan amends and restates the Existing Plan in its entirety.

The material terms and conditions of the Second A&R Plan are described under “Proposal 10—To approve the adoption of the Verona Pharma plc Second Amended and Restated 2017 Incentive Award Plan,” included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2023 (the “Proxy Statement”), which description is incorporated herein by reference.

The above and the incorporated description of the Second A&R Plan are qualified in their entirety by reference to the Second A&R Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the AGM, all resolutions were passed as proposed. Of the ordinary shares entitled to vote, there were 602,681,430 ordinary shares represented in person or by proxy at the AGM. The matters voted upon at the AGM, all of which were described in the Proxy Statement, and the final results of such voting are set forth below. Proxy forms which gave a person designated by the Company discretion have been included in the “For” total. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A., as depositary, and holders and beneficial owners of American Depositary Shares (“ADSs”) issued thereunder, dated as of May 2, 2017, holders of ADSs as the ADS record date who did not provide the depositary bank with voting instructions on or before the voting cut-off time for ADS holders were deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM and the voting results below reflect that. A “vote withheld” is not a vote in law and votes withheld had no effect on the proposals. Votes withheld were counted as present and entitled to vote for purposes of determining a quorum.

Proposal 1. To re-elect David Ebsworth, Ph.D. as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
561,136,862	40,727,448	817,120	—

Proposal 2. To re-elect Mahendra Shah as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
565,176,814	37,372,136	132,480	—

Proposal 3. To re-elect David Zaccardelli, Pharm.D. as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
570,424,190	32,108,760	148,480	—

Proposal 4. To receive and adopt the U.K. statutory annual accounts and Directors’ report for the year ended December 31, 2022 and the report of the auditors thereon.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
601,771,502	49,792	860,136	—

Proposal 5. To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2022.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
581,723,878	20,054,712	902,840	—

Proposal 6. To re-appoint PricewaterhouseCoopers LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
602,270,318	380,808	30,304	—

Proposal 7. To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2023.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
602,379,774	274,848	26,808	—

Proposal 8. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
581,496,502	20,169,472	1,015,456	—

Proposal 9. To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	WITHHELD	BROKER NON-VOTES
491,912,718	99,832	843,072	82,928	—

Proposal 10. To approve the adoption of the Verona Pharma plc Second Amended and Restated 2017 Incentive Award Plan.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
471,262,470	96,353,776	35,065,184	—

Proposal 11. To authorize the Board of Directors to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £8,145,745.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
601,203,782	491,600	986,048	—

Proposal 12. To authorize the Board of Directors to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares for cash as if section 561(1) of the U.K. Companies Act 2006 does not apply to any such allotment.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
600,633,510	1,092,424	955,496	—

Based on the foregoing votes, the shareholders re-elected each of David Ebsworth, Ph.D., Mahendra Shah and David Zaccardelli, Pharm.D. as directors, and approved Proposals 4, 5, 6, 7, 8, 9, 10, 11 and 12.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Verona Pharma plc Second Amended and Restated 2017 Incentive Award Plan
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: May 1, 2023	By:	/s/ David Zaccardelli, Pharm. D.
	Name:	David Zaccardelli, Pharm. D.
	Title:	President and Chief Executive Officer